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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 May 15, 1998
               Date of Report (Date of earliest event reported)


                                 ------------

                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


         1-7327                                                  36-2660763
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                  3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS           60523
                   (Address of principal executive offices)          (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

     On May 15, 1998, the registrant issued a press release announcing that the registrant's Board of Directors has (i) adopted a new dividend policy, reducing the registrant's regular quarterly dividend to $.01 per share, (ii) approved management recommendations to terminate work on several initiatives, resulting in an estimated pre-tax charge in the second quarter ranging from $70 million to $90 million, and (iii) set July 22, 1998 as the date of a special meeting of the registrant's stockholders to consider approval of the registrant's proposed merger transaction with USA Waste Services, Inc. A copy of the press release containing these announcements is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WASTE MANAGEMENT, INC.



                                   By:   /s/ Donald R. Chappel
                                         --------------------------------
                                         Donald R. Chappel
                                         Vice President and Acting Chief
                                         Financial Officer

Dated: May 18, 1998

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                             WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                       Number and Description of Exhibit*

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99   News Release dated May 15, 1998 issued by Waste Management, Inc.



*Exhibits not listed are inapplicable.

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